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                               WEITZ SERIES FUND, INC.








                          GOVERNMENT MONEY MARKET PORTFOLIO

                                   QUARTERLY REPORT

                                  DECEMBER 31, 1997




                             ONE PACIFIC PLACE, SUITE 600
                                1125 SOUTH 103 STREET
                                OMAHA, NE  68124-6008

                                     402-391-1980
                                     800-232-4161
                                   402-391-2125 FAX

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                              WEITZ SERIES FUND, INC.
                         GOVERNMENT MONEY MARKET PORTFOLIO
                       DECEMBER 31, 1997 -- QUARTERLY REPORT


                                                                 January 6, 1998


Dear Shareholder:

     The yield on our Government Money Market Portfolio was little changed since the last time we reported to you. As of December 31st, our 7-day and 30-day yields were 4.7% and 4.9%, respectively. For the year, assuming reinvestment of dividends, our total return was 5.0%

     The relatively high level of short-term interest rates provided good returns for our money market fund in 1997. The Federal Reserve's interest rate increase in March proved to be an isolated event. Economic growth remained strong, jobs were plentiful, and wages were on the rise, yet improved productivity and events in Asia helped keep inflationary pressures from building. The result was steady short-term interest rates and falling inflation which provided increased purchasing power for fixed income investors.

     Your investment in our portfolio, while insulated from principal fluctuations, will continue to be impacted by changes in monetary policy and the effect such policy has on short-term interest rates. In short, the return should continue tracking that of Treasury bills.

     We would welcome any questions or comments you may have.

                         Best regards,

                         /S/ WALLACE R. WEITZ              /S/ THOMAS D. CARNEY
                         Wallace R. Weitz                   Thomas D. Carney
                         President, Portfolio Manager       Portfolio Manager

--------------------------------------------------------------------------------
Yields quoted are historical and will fluctuate in the future. An investment in the Government Money Market Portfolio is neither insured, nor guaranteed by the United States Government and there can be no assurance that it will maintain a steady net asset value of $1.00.
--------------------------------------------------------------------------------


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                               WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET PORTFOLIO

                        SCHEDULE OF INVESTMENTS IN SECURITIES
                                  DECEMBER 31, 1997
                                     (UNAUDITED)

FACE
AMOUNT                                 DESCRIPTION                                   VALUE
------                                 -----------                                   -----
                    U.S. GOVERNMENT AND AGENCY SECURITIES - 97.6%*
$2,250,000          Federal Home Loan Bank Discount Note 5.530% 1/02/98         $2,249,663
 3,150,000          U.S. Treasury Bill 5.170% 1/08/98                            3,146,921
 3,000,000          Federal Home Loan Bank Discount Note 5.724% 3/06/98          2,970,293
                                                                                ----------
                         Total U.S. Government and Agency Securities             8,366,877
                                                                                ----------

                    SHORT-TERM SECURITIES - 2.8%
   237,112          Norwest Treasury Money Market Fund, 4.841%                     237,112
                                                                                ----------

                         Total Investments in Securities (Cost $8,603,989)+      8,603,989
                                                                                ----------

                    Other Liabilities in Excess of Other Assets - (0.4%)           (34,866)
                                                                                ----------

                         Total Net Assets - 100.0%                              $8,569,123
                                                                                ----------
                                                                                ----------


* Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

+  Cost is the same for Federal income tax purposes.


                                          3
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                               WEITZ SERIES FUND, INC.


BOARD OF DIRECTORS
     Lorraine Chang
     John W. Hancock
     Richard D. Holland
     Thomas R. Pansing, Jr.
     Delmer L. Toebben
     Wallace R. Weitz

OFFICERS
     Wallace R. Weitz, President
     Mary K. Beerling, Vice-President & Secretary
     Linda L. Lawson, Vice-President
     Richard F. Lawson, Vice-President

INVESTMENT ADVISER
     Wallace R. Weitz & Company

DISTRIBUTOR
     Weitz Securities, Inc.

CUSTODIAN
     Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
     Wallace R. Weitz & Company


This report has been prepared for the information of shareholders of Weitz Series Fund, Inc.-Government Money Market Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.